UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 20, 2016

 Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

 10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

 (212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously announced in a Current Report on Form 8-K filed on June 8, 2016 with the U.S. Securities and Exchange Commission (the “SEC”), Jane Hamilton Nielsen, the Chief Financial Officer of Coach, Inc. (the “Company”), notified the Company that she would be resigning, effective on the earlier of (x) the day following the date the Company files its Annual Report on Form 10-K for the fiscal year ended July 2, 2016 (“fiscal 2016”) with the SEC or (y) September 1, 2016.  Ms. Nielsen’s resignation became effective on August 20, 2016, the day following the date the Company filed its Annual Report on Form 10-K for fiscal 2016.

(c) The Board of Directors (the “Board”) of the Company appointed Andrea Shaw Resnick, 55, the Company's Global Head of Investor Relations and Corporate Communications, as interim Chief Financial Officer of the Company, effective as of August 20, 2016. Since joining the Company in August 2000, Ms. Resnick has served in investor relations roles of increasing responsibility and seniority, most recently as the Company's Global Head of Investor Relations and Corporate Communications.  Ms. Resnick will continue in this role.

Ms. Resnick’s base salary will be increased by $100,000 per quarter for each quarter she serves as interim Chief Financial Officer.  She also received a grant of restricted stock units with a value of $500,000 in connection with her appointment, granted in accordance with the Company’s stock incentive plan.

There are no family relationships between Ms. Resnick and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Board of the Company appointed Melinda Brown, 60, the Company’s Senior Vice President, Corporate Controller, as the principal accounting officer of the Company, effective as of August 20, 2016.  Ms. Brown joined the Company as Senior Vice President, Corporate Controller in September 2012.  Prior to joining the Company, Ms. Brown held various corporate and business control positions at PepsiCo over 30 years, most recently as Senior Vice President of Global Shared Services until August 2012.

There are no family relationships between Ms. Brown and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2016
COACH, INC.

	By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Office and Secretary